EXHIBIT 20.3


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
----------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                          452,811.56
    2 Total Permanent Buydown Companion Interest                    6,151.25
    3 Total Actual Interest Collections                           712,552.08
    4 Less Service Fees Service Fees Previously Remitted           23,630.95
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   1,147,883.94

    7 Pre-Funding Account Transfer                                  7,730.85
    8 Interest Coverage Account Transfer                               73.22
    9 Deferred Interest Coverage Account Transfer                  70,912.53
                                                         --------------------
   10      Aggregate Amount Received:                           1,226,600.54

      Monthly Advances

   11 Monthly Advance                                             197,543.85
   12 Compensating Interest                                         1,648.72
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         1,425,793.11

   17 Service Fees                                                  4,059.90
   18 Expense Account Deposit @ 0.012 bp:                           1,043.20
                                                         --------------------
   19      Adjusted Remittance Amount:                          1,420,690.01

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      1,420,690.01
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         16,296.27
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        1,404,393.74
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
----------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                Total             Class 1A                      Equity Certificate
                                                                -----             --------                      ------------------
   31 Loans Outstanding - BOM                                           1811
   32 Original Loan Balance                                   104,312,127.24     104,312,127.24
   34 Pre-Funding Account Balance                                   7,730.85           7,730.85
   35 Initial Overcollateralization                             6,081,678.90       6,081,678.90
   36 Realized Losses, LTD                                              0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ---------------------------------------
   40 Total Class Note Principal Balance                       98,238,179.19      98,238,179.19
   41      Group Factor per Loan Balance                        104.3121272%       104.3121272%
   42      Group Factor per Class Note Balance                   98.2381792%        98.2381792%
   43 Excess Spread                                                     0.00                                          0.00
   44 Cross Collateral Withdrawal                                       0.00                                          0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Note A                             337,830.92         337,830.92
   47 Interest Remittance @ Pass-Through Rates                    606,020.41         606,020.41

      Principal Additions:
   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      Principal Reductions:

   50           Prepayments - Number                                       7                  7
   51           Prepayments - Dollar                              318,385.86         318,385.86
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                       40,221.91          40,221.91
   56           Normal and Excess Payments                         94,203.79          94,203.79
   57           Pre-Funding Account Transfer                        7,730.85           7,730.85
                                                         -------------------------------------------------------------------------
   58 Total Principal Remittance                                  460,542.41         460,542.41
   59 Additional Principal Reduction                              337,830.92         337,830.92
                                                         -------------------------------------------------------------------------
   60 Total Remittance                                          1,404,393.74       1,404,393.74                       0.00
                                                         =========================================================================
   61 Current Month Realized Loss - Number                                 0                                             0
   62 Current Month Realized Loss - Dollar                              0.00                                          0.00

   61 LTD Realized Loss - Number                                           0
   62 LTD Realized Loss - Dollar                                        0.00
      Class Note Principal Balance - EOM

   64 Loans Outstanding - EOM                                           1804
   65 Closing Loan Balance                                    103,859,315.68     103,859,315.68
   67 Pre-Funding Account Balance                                       0.00               0.00
   68 Additional Principal Reduction, LTD                       6,419,509.82       6,419,509.82
   69 Realized losses, LTD                                              0.00               0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         -------------------------------------------------------------------------
   73 Total Class Note Principal Balance                       97,439,805.86      97,439,805.86
   74      Group Factor per Loan Balance                        103.8593157%       103.8593157%
   75      Group Factor per Class Note Balance                   97.4398059%        97.4398059%
----------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
---------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-1
                                                                -----            ---------
   76 Weighted Note Rate - THIS Remittance                    11.36500%
   77 Weighted Note Rate - NEXT Remittance                    11.43374%

   78 Related Remittance Period for Libor Rate                25-May-00             thru           25-Jun-00
   79 Days in Related Period                                     32

   80 Pass-Through Rates                                                          6.94000%

   81 Weighted Average Remaining Term                          254.51

   82 Original Pool - Principal Balance                        65,333,204.47      65,333,204.47
   84 Original Pool - Pre-Funding Account                      39,929,953.42      39,929,953.42
   85 Original Pool - Additional Principal Reduction            5,263,157.89       5,263,157.89
                                                         ---------------------------------------
   86 Original Pool Total                                     100,000,000.00     100,000,000.00
   87 Original Pool - Number of Loans
---------------------------------------------------------------------------------------------------------------
      Class A Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   88 Additional Principal Reduction, LTD                       6,081,678.90         337,830.92     6,419,509.82
   89 Cross Collateral Deposits                                         0.00               0.00             0.00
   90 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   92 Overcollateralization of Principal                        6,081,678.90         337,830.92     6,419,509.82
                                                         ========================================================

   93 Base Overcollateralization Required                                                          10,052,631.58
   94 Required Overcollateralization Amount                                                        10,052,631.58

      Aggregate Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   95 Class 1A Overcollateralization of Principal               6,081,678.90         337,830.92     6,419,509.82
   96 Class 2A Overcollateralization of Principal               7,864,310.83         431,942.36     8,296,253.19
                                                         --------------------------------------------------------
   97 Overcollateralization of Principal                       13,945,989.73         769,773.28    14,715,763.01
                                                         ========================================================

   98 Base Aggregate Overcollateralization Required                                                21,714,928.38
   99 Required Aggregate Overcollateralization Amount                                              21,714,928.38

      Current Month Subordinated Amount                     Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------

  100 Original Subordinated Amount                             16,052,631.58        N/A            16,052,631.58
  101 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
  102 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
  103 Current Subordinated Amount                              16,052,631.58                       16,052,631.58
                                                         ========================================================

      Nonrecoverable Advance Reconciliation

  104 Beginning of Month                                                                   0.00
  105 Current Month Unpaid Nonrecoverable Advance                                          0.00
  106 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  107 End of Month                                                                         0.00
---------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
---------------------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A1
                                                         ---------------------------------------
  108 Total Class Note Principal - Original Pool             $100,000,000.00    $100,000,000.00
  109 Interest Remittance Amount                                  606,020.41         606,020.41
  110 Interest Rate Factor / 1000                                   6.060204           6.060204

  111 Total Principal Collections                                 452,811.56         452,811.56
  112 Prefunding Account Transfer                                   7,730.85           7,730.85
  113 Additional Principal Reduction                              337,830.92         337,830.92
                                                         ---------------------------------------
  114 Principal Remittance Amount                                 798,373.33         798,373.33
  115 Principal Payment Factor/1000                                 7.983733           7.983733
  116 Principal Factor                                            974.398059         974.398059

  117 Prior Month Principal Factor                                982.381792         982.381792
---------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
----------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                          963,874.51
    3 Total Actual Interest Collections                           921,257.21
    4 Less Service Fees Service Fees Previously Remitted           53,413.63
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   1,831,718.09

    7 Pre-Funding Account Transfer                                    653.44
    8 Interest Coverage Account Transfer                                6.07
    9 Deferred Interest Coverage Account Transfer                  37,958.95
                                                         --------------------
   10      Aggregate Amount Received:                           1,870,336.55

      Monthly Advances

   11 Monthly Advance                                             384,683.54
   12 Compensating Interest                                         3,388.67
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         2,258,408.76

   17 Service Fees on Interest Coverage                             2,212.22
   18 Expense Account Deposit @ 0.012bp:                            1,450.92
                                                         --------------------
   19      Adjusted Remittance Amount:                          2,254,745.62

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      2,254,745.62
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         22,710.54
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        2,232,035.08
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
----------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
----------------------------------------------------------------------------------------------------------------------------------

                                                                Total             Class 2A                     Equity Certificates
                                                                -----             --------                     -------------------
   31 Loans Outstanding - BOM                                           1597
   32 Original Loan Balance                                   145,091,447.60     145,091,447.60
   34 Pre-Funding Account Balance                                     653.44             653.44
   35 Initial Overcollateralization                             7,864,310.83       7,864,310.83
   36 Realized Losses, LTD                                              0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ---------------------------------------
   40 Total Class Note Principal Balance                      137,227,790.21     137,227,790.21
   41      Group Factor per Loan Balance                        104.3823364%       104.3823364%
   42      Group Factor per Note Balance                         98.7250289%        98.7250289%
   43 Excess Spread                                                     0.00                                            0.00

   44 Cross Collateral Withdrawal                                       0.00                                            0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Class A                            431,942.36         431,942.36
   47 Interest Remittance @ Pass-Through Rates                    835,564.77         835,564.77

      Principal Additions:
   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      Principal Reductions:

   50           Prepayments - Number                                       6                  6
   51           Prepayments - Dollar                              897,726.54         897,726.54
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                       20,000.00          20,000.00
   56           Normal and Excess Payments                         46,147.97          46,147.97
   57           Pre-Funding Account Transfer                          653.44             653.44
                                                         -------------------------------------------------------------------------
   58 Total Principal Remittance                                  964,527.95         964,527.95
   59 Additional Principal Reduction                              431,942.36         431,942.36
                                                         -------------------------------------------------------------------------
   60 Total Remittance                                          2,232,035.08       2,232,035.08                         0.00
                                                         =========================================================================
   61 Current Month Realized Loss - Number                                 0                                               0
   62 Current Month Realized Loss - Dollar                              0.00                                            0.00

   63 LTD Realized Loss - Number                                           0
   64 LTD Realized Loss - Dollar                                        0.00
      Class Note Principal Balance - EOM

   65 Loans Outstanding - EOM                                           1591
   66 Closing Loan Balance                                    144,127,573.09     144,127,573.09
   67 Pre-Funding Account Balance                                      (0.00)             (0.00)
   68 Additional Principal Reduction, LTD                       8,296,253.19       8,296,253.19
   69 Realized losses, LTD                                              0.00               0.00
   70 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         -------------------------------------------------------------------------
   71 Total Class Note Principal Balance                      135,831,319.90     135,831,319.90
   72      Group Factor per Loan Balance                        103.6889015%       103.6889015%
   73      Group Factor per Class Note Balance                   97.7203740%        97.7203740%
----------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
------------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-2
                                                                -----            ---------
   74 Weighted Note Rate - THIS Remittance                    11.15500%
   75 Weighted Note Rate - NEXT Remittance                    11.33581%

   76 Related Remittance Period for Libor Rate                25-May-00             thru           25-Jun-00
   77 Days in Related Period                                     32

   78 Pass-Through Rates                                                          6.85000%

   79 Weighted Average Remaining Term                          355.12

   80 Original Pool - Principal Balance                        90,300,887.85      90,300,887.85
   81 Original Pool - Pre-Funding Account                      55,477,822.18      55,477,822.18
   82 Original Pool - Additional Principal Reduction            6,778,710.03       6,778,710.03
                                                         ---------------------------------------
   83 Original Pool Total                                     139,000,000.00     139,000,000.00
   84 Original Pool - Number of Loans                            966
      -----------------------------------------------------------------------------------------------------------

      Class A Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   85 Additional Principal Reduction, LTD                       7,864,310.83         431,942.36     8,296,253.19
   86 Cross Collateral Deposits                                         0.00               0.00             0.00
   87 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   88 Overcollateralization of Principal                        7,864,310.83         431,942.36     8,296,253.19
                                                         ========================================================

   89 Base Overcollateralization Required                                                          11,662,296.80
   90 Required Overcollateralization Amount                                                        11,662,296.80

      Aggregate Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   91 Class 1A Overcollateralization of Principal               6,081,678.91         337,830.92     6,419,509.83
   92 Class 2A Overcollateralization of Principal               7,864,310.83         431,942.36     8,296,253.19
                                                         --------------------------------------------------------
   93 Overcollateralization of Principal                       13,945,989.74         769,773.28    14,715,763.02
                                                         ========================================================

   94 Base Aggregate Overcollateralization Required                                                21,714,928.38
   95 Required Aggregate Overcollateralization Amount                                              21,714,928.38

      Current Month Subordinated Amount                     Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------

   96 Original Subordinated Amount                             20,044,572.63        N/A            20,044,572.63
   97 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
   98 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   99 Current Subordinated Amount                              20,044,572.63                       20,044,572.63
                                                         ========================================================

      Nonrecoverable Advance Reconciliation

  100 Beginning of Month                                                                   0.00
  101 Current Month Unpaid Nonrecoverable Advance                                          0.00
  102 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  103 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for June 26, 2000, the Remittance date.

                                   Due period ended: June 1, 2000
----------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A2
                                                         ---------------------------------------
  104 Total Class Note Principal - Original Pool             $139,000,000.00    $139,000,000.00
  105 Interest Remittance Amount                                  835,564.77         835,564.77
  106 Interest Rate Factor / 1000                                   6.011257           6.011257

  107 Total Principal Collections                                 963,874.51         963,874.51
  108 Prefunding Account Transfer                                     653.44             653.44
  109 Additional Principal Reduction                              431,942.36         431,942.36
                                                         ---------------------------------------
  110 Principal Remittance Amount                               1,396,470.31       1,396,470.31
  111 Principal Payment Factor/1000                                10.046549          10.046549
  112 Principal Factor                                            977.203740         977.203740

  113 Prior Month Principal Factor                                987.250289         987.250289
----------------------------------------------------------------------------------------------------